Exhibit 99.1

Investor Contact:
Hattie Young
press@comscore.com

comScore Reports Second Quarter 2018 Results
RESTON, VA, August 9, 2018 - comScore, Inc. (Nasdaq: SCOR), a trusted partner for planning, transacting, and evaluating media across platforms, today reported financial results for the second quarter of 2018, ended June 30, 2018.

Revenue in the second quarter of 2018 was $101.4 million, up from $99.4 million reported in the same period of 2017. GAAP net loss for the second quarter of 2018 was $56.0 million, or $(1.02) per share as compared to $38.6 million, or $(0.67) per share reported in the same period for 2017.

Revenue from the digital audience product offering in the second quarter of 2018 was $49.9 million, down 8% from the same period of 2017. TV and cross-platform revenue increased 16% year-over-year to $29.5 million. In the second quarter of 2018, the company recorded $1.9 million in revenue related to a change in accounting estimate for certain contracts in its TV and cross-platform offering and increased its cost of sales by the same amount. Excluding this impact, revenue growth from TV and cross-platform would have been 9% compared to the same period of 2017. Advertising product revenue increased 12% year-over-year to $11.7 million as a result of emerging products, and movies revenue increased 13% year-over-year to $10.4 million.

On a non-GAAP basis, net loss for the second quarter of 2018 was $17.5 million, excluding $23.0 million in stock-based compensation expense related to the issuance of equity awards to employees, directors and consultants; a charge of $5.3 million for a legal settlement associated with the conclusion of certain litigation; a restructuring charge of $3.8 million; and other items as presented in the accompanying tables. Non-GAAP net loss in the second quarter of 2018 compares to a non-GAAP net loss of $19.4 million reported in the same period for 2017.

For the second quarter of 2018, comScore generated adjusted EBITDA of $1.3 million, excluding the above-mentioned items as presented in the accompanying tables. This compares to an adjusted EBITDA loss of $3.7 million reported in the same period one year ago.

“In the second quarter, we continued to push forward on our mission to build momentum in the market through a focused vision, accelerated product development, and a demonstrably streamlined and simplified operating model, which was reflected in our ability to post positive adjusted EBITDA for the second straight quarter,” said Bryan Wiener, CEO of comScore. “Our turnaround is moving with velocity, and we are rallying around a renewed strategic plan that continues to establish comScore as currency and the new standard for cross-platform measurement.”

Conference Call information for today, Thursday, August 9 at 5:00 p.m. ET:

Management will provide commentary on the company’s results in a conference call today at 5:00 p.m. ET. To access this call, dial +1 844-229-7593 (domestic) or +1 314-888-4258 (international) and reference conference ID #2839798. Participants are advised to dial in at least 10 minutes prior to the call to register. Additionally, a live webcast of the conference call will be available on the Investor Relations section of the company's website at ir.comscore.com/events-presentations. Following the conference call, a replay will be available by dialing +1 855-859-2056 (domestic) or +1 404-537-3406 (international) with passcode #2839798. The replay will also be available via webcast at ir.comscore.com/events-presentations.

About comScore
comScore (Nasdaq: SCOR) is a trusted partner for planning, transacting and evaluating media across platforms. With a data footprint that combines digital, linear TV, over-the-top and theatrical viewership intelligence with advanced audience insights, comScore allows media buyers and sellers to quantify their multiscreen behavior and make business decisions with confidence. A proven leader in measuring digital and set-top box audiences and advertising at scale, comScore is the industry's emerging, third-party source for reliable and comprehensive cross-platform measurement. To learn more about comScore, please visit comScore.com.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal and state securities laws, including, without limitation, comScore's expectations and opinions regarding business and market opportunities, product development and innovation, financial growth, operational improvements and strategic plans. These statements involve risks and uncertainties that could cause actual events to differ materially from expectations, including, but not limited to, comScore's ability to achieve its expected strategic, financial and operational plans. For additional discussion of risk factors, please refer to comScore's respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings that comScore makes from time to time with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC's website (www.sec.gov).

Investors are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. comScore does not intend or undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this press release, or to reflect the occurrence of unanticipated events.

Use of Non-GAAP Financial Measures
To provide investors with additional information regarding our financial results, we are disclosing herein non-GAAP net income (loss) and adjusted EBITDA, each of which are non-GAAP financial measures used by our management to understand and evaluate our core operating performance and trends. We believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results, as they permit our investors to view our core business performance using the same metrics that management uses to evaluate our performance. Nevertheless, our use of these non-GAAP financial measures has limitations as an analytical tool, and investors should not consider these measures in isolation or as a substitute for analysis of our results as reported under GAAP. Instead, you should consider these measures alongside GAAP-based financial performance measures, net income (loss), various cash flow metrics, and our other GAAP financial results.

Set forth below are reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures. These reconciliations should be carefully evaluated.

COMSCORE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share amounts)

	June 30, 2018	December 31, 2017
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$46,589	$37,859
Restricted cash	6,599	7,266
Accounts receivable, net of allowances of $1,510 and $1,991, respectively ($1,409 and $2,899 of accounts receivable attributable to related parties, respectively)	70,182	82,029
Prepaid expenses and other current assets	19,523	15,168
Insurance recoverable on litigation settlements	10,000	37,232
Total current assets	152,893	179,554
Property and equipment, net	27,669	28,893
Other non-current assets	9,143	7,259
Deferred tax assets	3,619	4,532
Intangible assets, net	143,004	159,777
Goodwill	641,702	642,424
Total assets	$978,030	$1,022,439
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable ($977 and $2,715 attributable to related parties, respectively)	$18,352	$27,889
Accrued expenses ($5,745 and $5,857 attributable to related parties, respectively)	52,485	86,031
Accrued litigation settlements	3,800	27,718
Other current liabilities	10,335	10,485
Customer advances ($988 and $2,755 attributable to related parties, respectively)	86,310	98,367
Total current liabilities	171,282	250,490
Financing derivatives (related party)	15,900	—
Senior secured convertible notes (related party)	174,404	—
Deferred tax liabilities	5,590	3,641
Accrued litigation settlements	1,750	90,800
Other non-current liabilities	36,149	21,016
Total liabilities	405,075	365,947
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value per share; 5,000,000 shares authorized at June 30, 2018 and December 31, 2017; no shares issued or outstanding as of June 30, 2018 and December 31, 2017	—	—
Common stock, $0.001 par value per share; 150,000,000 shares authorized as of June 30, 2018 and 100,000,000 shares authorized as of December 31, 2017; 64,651,714 shares issued and 57,886,918 shares outstanding as of June 30, 2018, and 60,053,843 shares issued and 57,289,047 shares outstanding as of December 31, 2017	58	60
Additional paid-in capital	1,528,719	1,407,717
Accumulated other comprehensive loss	(8,584)	(6,224)
Accumulated deficit	(717,254)	(609,091)
Treasury stock, at cost, 6,764,796 and 2,764,796 shares as of June 30, 2018 and December 31, 2017, respectively	(229,984)	(135,970)
Total stockholders’ equity	572,955	656,492
Total liabilities and stockholders’ equity	$978,030	$1,022,439

COMSCORE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenues (1)	$101,389	$99,439	$207,308	$200,300

Cost of revenues (1) (2) (3)	51,526	47,301	98,780	94,614
Selling and marketing (1) (2) (3)	29,647	31,190	55,552	60,923
Research and development (1) (2) (3)	20,889	21,502	39,605	42,522
General and administrative (1) (2) (3)	28,699	13,310	47,360	31,095
Investigation and audit related (1)	4,883	17,399	36,750	35,077
Amortization of intangible assets	8,266	8,443	16,810	17,178
Settlement of litigation, net	5,250	(915)	5,250	618
Restructuring	3,833	—	5,090	—
Total expenses from operations	152,993	138,230	305,197	282,027
Loss from operations	(51,604)	(38,791)	(97,889)	(81,727)
Interest expense, net (1)	(4,124)	(252)	(7,029)	(406)
Other income, net	807	2,683	884	5,867
Gain (loss) from foreign currency transactions	1,045	(1,205)	123	(1,225)
Loss before income taxes	(53,876)	(37,565)	(103,911)	(77,491)
Income tax provision	(2,101)	(1,061)	(3,516)	(1,927)
Net loss	$(55,977)	$(38,626)	$(107,427)	$(79,418)
Net loss per common share:
Basic	$(1.02)	$(0.67)	$(1.90)	$(1.38)
Diluted	$(1.02)	$(0.67)	$(1.90)	$(1.38)
Weighted-average number of shares used in per share calculation - Common Stock:
Basic	55,192,741	57,498,228	56,703,795	57,386,516
Diluted	55,192,741	57,498,228	56,703,795	57,386,516
Comprehensive loss:
Net loss	$(55,977)	$(38,626)	$(107,427)	$(79,418)
Other comprehensive income:
Foreign currency cumulative translation adjustment	(3,975)	2,352	(2,360)	2,955
Unrealized gain on marketable securities, net	—	34	—	34
Total comprehensive loss	$(59,952)	$(36,240)	$(109,787)	$(76,429)

(1) Transactions with related parties are included in the line items above.
(2) Stock-based compensation expense is included in the line items above as follows:
	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Cost of revenues	$3,774	$433	$3,987	$1,062
Selling and marketing	5,792	1,532	6,367	2,978
Research and development	3,972	450	4,316	1,271
General and administrative	9,461	409	10,210	1,333
	$22,999	$2,824	$24,880	$6,644

(3) Excludes amortization of intangible assets, which is presented separately in the Condensed Consolidated Statements of Operations and Comprehensive Loss.

COMSCORE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Six Months Ended June 30,
	2018	2017
Operating activities:
Net loss	$(107,427)	$(79,418)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	8,839	11,996
Amortization of intangible assets	16,810	17,178
Stock-based compensation	24,880	6,644
Deferred tax provision	2,477	1,808
Change in fair value of financing derivatives	4,460	—
Change in fair value of investment in equity securities	(265)	—
Accretion of debt discount	1,978	—
Amortization of deferred financing costs	445	—
Other	510	189
Changes in operating assets and liabilities:
Accounts receivable	10,638	11,724
Prepaid expenses and other assets	(5,255)	(15,693)
Accounts payable, accrued expenses, and other liabilities	(18,138)	20,402
Customer advances	(14,321)	2,912
Net cash used in operating activities	(74,369)	(22,258)

Investing activities:
Purchases of property and equipment	(1,287)	(4,021)
Capitalized internal-use software costs	(5,228)	—
Net cash used in investing activities	(6,515)	(4,021)

Financing activities:
Proceeds from borrowings on senior secured convertible notes (related party)	100,000	—
Debt issuance costs	(5,123)	—
Financing proceeds received on subscription receivable (related party)	4,676	5,822
Proceeds from the exercise of stock options	164	—
Repurchase of Common Stock (withholding taxes)	(4,275)	(1,262)
Principal payments on capital lease and software license arrangements	(5,359)	(8,608)
Net cash provided by (used in) financing activities	90,083	(4,048)
Effect of exchange rate changes on cash and cash equivalents	(1,136)	21
Net increase (decrease) in cash, cash equivalents and restricted cash	8,063	(30,306)
Cash, cash equivalents and restricted cash at beginning of period	45,125	88,341
Cash, cash equivalents and restricted cash at end of period	$53,188	$58,035

	As of June 30,
	2018	2017
Cash and cash equivalents	$46,589	$47,638
Restricted cash	6,599	10,397
Total cash, cash equivalents and restricted cash	$53,188	$58,035

Reconciliation of Non-GAAP Financial Measures
The following table presents a reconciliation of net loss (GAAP) to adjusted EBITDA for each of the periods identified:

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2018	2017	2018	2017
Net loss (GAAP)	$(55,977)	$(38,626)	$(107,427)	$(79,418)

Income tax provision	2,101	1,061	3,516	1,927
Interest expense, net	4,124	252	7,029	406
Depreciation	4,276	5,867	8,839	11,996
Amortization of intangible assets	8,266	8,443	16,810	17,178
EBITDA	(37,210)	(23,003)	(71,233)	(47,911)

Adjustments:
Stock-based compensation	22,999	2,824	24,880	6,644
Investigation and audit related	4,883	17,399	36,750	35,077
Settlement of litigation, net	5,250	(915)	5,250	618
Restructuring costs	3,833	—	5,090	—
Other loss (income), net (1)	1,506	(53)	4,135	(40)
Adjusted EBITDA	$1,261	$(3,748)	$4,872	$(5,612)
(1) In 2018, adjustments to other income, net, reflect non-cash changes in the fair value of financing derivatives and equity securities investment included in other income, net on our Condensed Consolidated Statements of Operations and Comprehensive Loss. These financial instruments were not held in the prior period. The prior period adjustment to other income, net reflects items classified as non-operating other income, net on our Condensed Consolidated Statements of Operations and Comprehensive Loss, excluding the other income associated with the transition services agreement for the Digital Analytix ("DAx") disposition. Our change to exclude non-operating other income, net from our calculation of adjusted EBITDA for 2018 is intended to conform adjusted EBITDA to the Consolidated EBITDA definition under our senior secured convertible notes issued to funds affiliated with or managed by Starboard Value LP.
The following table presents a reconciliation of net loss (GAAP) to non-GAAP net loss and non-GAAP net loss per share for each of the periods identified:

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2018	2017	2018	2017
Net loss (GAAP)	$(55,977)	$(38,626)	$(107,427)	$(79,418)

Adjustments:
Stock-based compensation	22,999	2,824	24,880	6,644
Investigation and audit related	4,883	17,399	36,750	35,077
Settlement of litigation, net	5,250	(915)	5,250	618
Restructuring costs	3,833	—	5,090	—
Other loss (income), net (1)	1,506	(53)	4,135	(40)
Non-GAAP net loss	$(17,506)	$(19,371)	$(31,322)	$(37,119)
(1) In 2018, adjustments to other income, net, reflect non-cash changes in the fair value of financing derivatives and equity securities investment included in other income, net on our Condensed Consolidated Statements of Operations and Comprehensive Loss. These financial instruments were not held in the prior period. The prior period adjustment to other income, net reflects items classified as non-operating other income, net on our Condensed Consolidated Statements of Operations and Comprehensive Loss, excluding the other income associated with the transition services agreement for the DAx disposition. We have excluded non-operating other income, net from our calculation of non-GAAP net loss for 2018.

Supplemental Non-GAAP Disclosure
The following tables present a reconciliation of certain non-GAAP expense line items (to be discussed on today’s conference call) to the most directly comparable GAAP expense line items:

	Three Months Ended June 30,
(In thousands)	2018				2017
	As reported (GAAP)	Less: stock-based compensation	As adjusted (non-GAAP)	% of GAAP Revenue	As reported (GAAP)	Less: stock-based compensation	As adjusted (non-GAAP)	% of GAAP Revenue
Revenues	$101,389			100.0%	$99,439			100.0%
Cost of revenues	51,526	(3,774)	47,752	47.1%	47,301	(433)	46,868	47.1%
Selling and marketing	29,647	(5,792)	23,855	23.5%	31,190	(1,532)	29,658	29.8%
Research and development	20,889	(3,972)	16,917	16.7%	21,502	(450)	21,052	21.2%
General and administrative	28,699	(9,461)	19,238	19.0%	13,310	(409)	12,901	13.0%

	Six Months Ended June 30,
(In thousands)	2018				2017
	As reported (GAAP)	Less: stock-based compensation	As adjusted (non-GAAP)	% of GAAP Revenue	As reported (GAAP)	Less: stock-based compensation	As adjusted (non-GAAP)	% of GAAP Revenue
Revenues	$207,308			100.0%	$200,300			100.0%
Cost of revenues	98,780	(3,987)	94,793	45.7%	94,614	(1,062)	93,552	46.7%
Selling and marketing	55,552	(6,367)	49,185	23.7%	60,923	(2,978)	57,945	28.9%
Research and development	39,605	(4,316)	35,289	17.0%	42,522	(1,271)	41,251	20.6%
General and administrative	47,360	(10,210)	37,150	17.9%	31,095	(1,333)	29,762	14.9%